HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

Supplement dated February 25, 2011 to your Prospectus

FUND REORGANIZATION

INVESCO VAN KAMPEN REAL ESTATE SECURITIES FUND – CLASS A

INVESCO VAN KAMPEN INTERNATIONAL GROWTH FUND – CLASS A

At a special meeting of the shareholders of the below Merging Funds, to be held on April 14, 2011, shareholders will vote on the proposed reorganization (the “Reorganization”) of the following Merging Funds:

Merging Fund	Acquiring Fund
Invesco Van Kampen Real Estate Securities Fund – Class A	Invesco Real Estate Fund – Class A
Invesco Van Kampen International Growth Fund – Class A	Invesco International Growth Fund – Class A

If the proposed Reorganizations are approved, all net assets of the Merging Funds will be transferred into the Acquiring Funds.  Shareholders of the Merging Funds will receive shares of the Acquiring Funds.  If approved by the shareholders, the Reorganizations are scheduled to take place in the second quarter of 2011 (“Merger Date”).

Due to the Reorganizations, you will no longer be able to allocate new Contributions or make transfers to the Merging Fund Sub-Accounts, including program trades, one day prior to the Merger Date.

As a result of the Reorganizations, if any of your Participant Account value is allocated to the Merging Fund Sub-Accounts, that amount will be merged into the Acquiring Fund Sub-Accounts.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Accounts, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading of the New York Stock Exchange on the Merger Date, any transaction that includes an allocation to the Merging Fund Sub-Accounts will automatically be allocated to the Acquiring Fund Sub-Accounts.

Prior to the date of the Reorganizations, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Accounts to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Accounts as a result of the Reorganizations will be permitted to make one special transfer out of the Acquiring Fund Sub-Accounts to other available Sub-Accounts until 60 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the close of trading on the New York Stock Exchange on the Merger Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Accounts, your enrollment will terminate automatically.

In the event that the proposed Reorganizations are approved, effective as of the close of trading on the New York Stock Exchange on the Merger Date, all references and information contained in the Prospectus for your Contract related to the Merging Funds are deleted and replaced with the Acquiring Funds.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.